LAURENCE SOOKOCHOFF, P. Eng.

CONSENT OF GEOLOGICAL CONSULTANT

I hereby consent to the inclusion and reference of the following report to be filed with the United States Securities and Exchange Commission:

1.	Report entitled "Geological Report of the Bonanza Property for Supatcha Resources Inc" dated December 12, 2007

In addition, I consent to the reference to me under the heading "Experts" in the Registration Statement on Form SB-2.

Dated the 27th day of December, 2007

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LAURENCE SOOKOCHOFF, P. Eng.